               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

       Actrade Financial Technologies LTD
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [LOGO]


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.


            200 Cottontail Lane, Vantage Court South, Somerset  NJ 08873


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held January 15, 2002

To the Shareholders of Actrade Financial Technologies Ltd.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Actrade Financial Technologies Ltd., a Delaware corporation, will be held at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset NJ 08873 at 11:00 A. M., Eastern Standard Time, on January 15, 2002, for the following purposes:

          1 - To elect seven (7) directors by the holders of shares of the Company's Common Stock for the terms indicated in the Proxy Statement attached hereto.

          2 - To approve the Company's 2001 Stock Option Plan.

          3 - To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

          The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

          The Board of Directors has fixed the close of business on November 19, 2001 as the record date for determination of shareholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of the Annual Meeting and to vote thereat, in person or by Proxy. Each share of Common Stock is entitled to one vote. The transfer books of the Company will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available to shareholders for any purpose germane to the Annual Meeting during ordinary business hours, from November 19, 2001 to January 14, 2002, at the Company's offices located at 200 Cottontail Lane, Vantage Court South, Somerset NJ 08873. A Proxy Statement and form of Proxy are enclosed herewith.

By Order of the Board of Directors,

/s/ Alexander C. Stonkus
Chief Executive Officer

                                                  New York, NY, December 3, 2001

-------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
-------------------------------------------------------------------------------

                                     [LOGO]

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
           200 Cottontail Lane, Vantage Court South, Somerset NJ 08873
         (212) 563-1036                                   (732) 868-3100

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                January 15, 2002

                                  INTRODUCTION

The enclosed Proxy is solicited on behalf of the Board of Directors of Actrade Financial Technologies Ltd., a Delaware corporation (the "Company"). The Proxy is solicited for use at the Annual Meeting of Shareholders of the Company to be held on January 15, 2002, at 11:00 a.m., local time, at 200 Cottontail Lane, Vantage Court South, Somerset NJ 08873, or any postponement or adjournment thereof. The Company's telephone is (732) 868-3100 or in New York (212) 563-1036.


Copies of this Proxy Statement and the accompanying proxy card together with the Company's Annual Report for the fiscal year ended June 30, 2001 (the "Annual Report") and Form 10-Q for the quarter ended September 30, 2001 are being mailed to all shareholders entitled to vote at the Annual Meeting on or about December 7, 2001.


INFORMATION CONCERNING VOTING RIGHTS AND SOLICITATION OF PROXIES


Every holder of record of shares of Common Stock, $0.0001 par value (the "Shares"), of the Company at the close of business on November 19, 2001 (the "Record Date") is entitled to notice of the Annual Meeting and to vote, in person or by proxy, one vote for each Share held by such holder. At November 19, 2001, the Company had 10,143,216 Common Shares outstanding, all of which were entitled to vote. There is no cumulative voting under the Company's
Articles of Incorporation. A majority of such Shares will constitute a quorum for the transaction of business at the Annual Meeting. Approval of each of the proposals hereinafter described will require an affirmative vote of a majority of the Shares represented at the Meeting. The approximate date on which this Proxy Statement, accompanying Notice of Meeting and Proxy, the Company's Annual Report for the fiscal year ended June 30, 2001 (the "Annual Report") and
Form 10-Q for the quarter ended September 30, 2001 (10-Q), are first being mailed to shareholders is December 7, 2001.


Any shareholder given a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered at or prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. Abstentions and Shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining whether a quorum is present.

All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR the election of the Board nominees as specified in Proposal 1.

In all cases, Shares with respect to which authority is withheld, abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. For information on voting securities of the Company beneficially owned by management, see "Security Ownership of Certain Beneficial Owners and Management" below.

This solicitation of proxies is made by the Company, and all related costs will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees without additional compensation, personally or by telephone or facsimile.

PROPOSALS TO BE VOTED UPON:

                                 Proposal No. 1

                             ELECTION OF DIRECTORS

The Company's By-Laws provide that the number of directors shall be not more than nine and not less than three as shall be determined from time to time by the Board of Directors. The Company recommends the election of a slate of seven
(7) directors as set forth below.

Provided that a quorum is present, directors are elected by a plurality of the votes cast at an election. Each Director is elected for a one-year term expiring at the Annual Meeting for fiscal 2002. All of the present nominees currently serve as Directors of the Company. Although each nominee presently intends to serve on the Board of Directors, if any nominee is unable or unwilling to serve, the Board of Directors may nominate another person in substitution for such nominee, in which case the persons named as proxies in the accompanying proxy card shall vote FOR the election of such substitute nominee for director.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NAMED NOMINEE BELOW.

The following table sets forth, as to each of the nominees under Proposal 1, certain information as of the record date. Each nominee is a citizen of the United States of America except for Mr. Aharoni who is a citizen of Israel.

NAME                                AGE              POSITIONS HELD
----                                ---              --------------
Amos Aharoni                        56               Chairman of the Board

Alexander C. Stonkus                42               Chief Executive Officer, President and Director

John Woerner                        64               Vice President of Actrade International and Director

Elizabeth Melnik                    52               Secretary and Director

Robert Furstner                     68               Director

Harry Friedman                      74               Director

Alex W. (Pete) Hart                 60               Director


AMOS AHARONI has served as director since February 1991. He was elected Chairman of the Board of Directors effective January 3, 2001. Mr. Aharoni was also Chief Executive Officer of the Company from 1991 through January 3, 2001. He serves as the President of Actrade SA and Resources. Since inception of the Company in 1987, Mr. Aharoni served as the financial executive of the Company and its subsidiaries. Since 1987, Mr. Aharoni has been president of NTS Corporation, a foreign holding corporation. NTS Corporation is also the principal shareholder of the Company. Mr. Aharoni received his Bachelor of Arts Degree in Economics and Political Science from Hebrew University of Jerusalem in 1974. He moved permanently to the United States in 1985 and has been actively involved in all aspects of international trade since that time.

ALEXANDER C. STONKUS has served as director since January 1998. He has been employed by the Company since August 1997 and currently serves as President and Chief Executive Officer, effective January 3, 2001. Prior to that he held various senior management positions including President and Chief Operating Officer, Chief Financial Officer, and also as President of Actrade Capital, Inc., a wholly owned subsidiary. He is also a director of the Company and each of its subsidiaries. Prior to joining Actrade, Mr. Stonkus served in various senior management positions with Elco Freight International, Inc., a full service shipping, customs broker, warehousing, and Distribution Company. Mr. Stonkus has served on the Board of Directors of various companies during his professional career. He graduated from The Pennsylvania State University in 1982 receiving a Bachelor of Science Degree in Finance.

JOHN WOERNER has served as director since January 1992. Mr. Woerner was appointed Vice President of Actrade International Corp., a wholly owned subsidiary of the Company, in September 1991. In fiscal 1998 Mr. Woerner was promoted to President of Actrade International Corp. From March 1987 until joining Actrade, Mr. Woerner was employed as Marketing Manager with Ad Auriema, Inc., a privately held import/export company headquartered in the New York metropolitan area. From December 1984 until March 1987, Mr. Woerner served as a General Manager of the Air Conditioning and Refrigeration Division for Connell Export Company, also a privately held export company located in New Jersey. From July 1978 until March 1987, he was a principal of Global Systems, Inc., a privately held import/export company that he co-founded. From April 1965 through July 1978, Mr. Woerner served as Vice President of Sillcox Air Conditioning & Refrigeration Corp., a privately held corporation located in New York City. Mr. Woerner is a licensed Professional Engineer in New York and New Jersey and is a member of the American Society of Heating, Refrigeration & Air Conditioning Engineers. Mr. Woerner is a graduate of Lehigh University having received his Bachelors of Science Degree in Mechanical Engineering in 1959.

ELIZABETH MELNIK has served as director since November 1997. She was first employed by the Company as Controller in October 1993, and was promoted to Secretary of the Company and each Subsidiary of the Company as of November 1, 1996. From December 1991 until joining the Company, Ms. Melnik was employed as Financial Manager of Gainsborough Marketing Company, a privately held public relations/marketing firm located on Long Island, NY. From June 1989 until December 1991 Ms. Melnik served as Accounting/Office Manager for Scheine, Fusco, Brandenstein & Rada, the largest Workers Compensation Law Firm on Long Island, NY. Prior thereto, from May 1986, she served as director of Operations & Media for Futuristic Concepts in Advertising, a privately held advertising firm also located on Long Island, NY. From February 1982 until May 1986, Ms. Melnik served as Financial Manager for The Guide Dog Foundation for the Blind, Inc., a not-for-profit corporation located in Smithtown, NY. Ms. Melnik graduated from the State University of New York at Stony Brook in 1976, receiving her Bachelor of Arts Degree in Finance & Accounting.

ROBERT E. FURSTNER has served as a director of the Company since August 1996. Mr. Furstner had been a senior banking officer for over 25 years, having begun his banking career in the International Banking Division of Morgan Guaranty Trust Company in New York City. Following his employment with Morgan Guaranty Trust Co., Mr. Furstner served a brief tenure (1973 - 1974) with Franklin National Bank's International Banking Department in New York City. In 1974 Mr. Furstner joined European American Bank in New York City as Assistant Treasurer/Assistant Vice President (from 1974 - 1979) rising to the position of Vice President/Group Head which he held from 1979 until leaving European

American Bank in 1987. His duties at European American Bank primarily involved international credit and bank operations. During his tenure Mr. Furstner was charged with the management of a geographical area comprising Great Britain, The Netherlands, the Nordic Countries, Eastern Europe, Yugoslavia and Israel. He was directly involved in export and project financing, both with and without Eximbank (the Export-Import Bank of The United States) participation and was actively involved in the implementation of the bank's lending strategies in order to reduce exposure in high risk countries. Mr. Furstner was also a participant in the re-scheduling of Polish, Romanian and Yugoslavian international debt. After 1987, until his retirement in late 1995, Mr. Furstner served with the New York Branch of Banco Portugues do Atlantico, SA, in various capacities and most recently where he was charged with implementing the bank's lending strategies for trade finance. Educated in the Netherlands, Mr. Furstner came to the U.S. in 1962 with a degree equivalent to a bachelor's degree in business administration and foreign languages.

HARRY FRIEDMAN has served as director of the Company since August 1996. Professor Friedman currently teaches a Venture Capital Seminar in the MBA program at Columbia University Graduate School of Business. He also taught various courses at the Stern Graduate School of Business at New York University, including "Venture Capital Investing," "Investment Timing and Portfolio Management," "Mergers and Acquisitions" and "High Technology Investing" from 1978-1999. Earlier, he taught at a number of universities both in the United States and abroad (including Iran and Japan), and has lectured on small business and innovative entrepreneurship under USIA auspices in Tanzania and Zimbabwe. His education at UCLA; University of Chicago; the University of Wisconsin and NYU has ranged from mathematics to economics to finance. Professor Friedman published "Mergers and Acquisitions - Offensive and Defensive Strategies" which appears as a chapter in the Handbook for Corporate Controllers, and co-authored with Tomilson Hill III, an article in Corporate Accounting", Financial Implications of Offense and Defense in Corporate Takeovers". He has edited and reviewed books for Prentice-Hall and Xerox Learning Systems. He has appeared as a guest panelist on various financial television programs, and as an expert witness before the IRS and the New York Supreme Court. As a management consultant and investment advisor, he has negotiated several mergers, acquisitions, and IPOs. Professor Friedman has served on the Board of Directors for diverse companies over the years, both public and private. He currently serves on the board of NEVCO and is on the advisory board of Axxexs Capital.

ALEX W. (PETE) HART was appointed to the Board of Directors in June 2001. He currently serves as a consultant in consumer services, specializing in payment services and consumer finance with a focus on emerging technologies. Mr. Hart has acted as a pioneer in the global payments industry, holding such prominent roles as President and Chief Executive Officer of MasterCard International (1988 to 1994), and Chief Executive Officer of the Advanta Corporation, a diversified financial services organization (1994 to 1997). Prior to joining MasterCard, Mr. Hart served as President and Chief Executive Officer of First Interstate Services Company before rising to the position of Executive Vice President of the parent, First Interstate Bancorp in 1981, where he was responsible for consumer banking and operations. During his tenure Mr. Hart became the founding Chairman of the Board of CIRRUS System, one of the world's largest networks of shared automated teller machines. Mr. Hart has also held positions as General Manager of the Card Services Group at the First National Bank of Chicago and Director of Marketing at BancOhio. Mr. Hart graduated from Harvard University in 1962 and completed studies at the Graduate School of Bank Marketing at the University of Colorado and the Graduate Program for Data Processing Management at Harvard Business School. Mr. Hart serves on the board, or is an advisor to the board, of several companies, including Global Payments, Inc., HNC Software, Inc., Silicon Valley Bancshares, and the Internet Capital Group.

Board Committees and Meetings
All directors hold office until the next annual shareholders meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and qualified. Vacancies in the Board may be filled by majority vote of remaining directors. Officers of the Company serve at the will of the Board of Directors, subject to the terms of their employment agreements. There is no Executive Committee of the Board of Directors. Election to the Board of Directors is for a period of one year and elections are held at the Company's Annual Meeting of Shareholders. The Board of Directors has regular meetings once a year, after the Annual Meeting of Shareholders, for the purpose of appointing the officers of the Company for the ensuing year. There are no family relationships between the officers and directors.

During the fiscal year ended June 30, 2001 the Board of Directors met on four
(4) occasions. No director serving in the last fiscal year attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which he serves.


Effective August 22, 1996, the Company established an Audit Committee which, together with the Company's independent auditors, Deloitte & Touche LLP, reviews matters relating to the scope and plan of the audit, the adequacy of internal controls and the preparation of financial statements, and reports and makes recommendations to the Board of Directors with respect thereto. The current members of the Company's Audit Committee are Mr. Hart, Mr. Furstner and Mr. Friedman, all of which are independent directors. The Audit Committee had four (4) meetings in Fiscal 2001.


The Company does not have a nominating committee or a compensation committee.

Audit Fees. In Fiscal 2001, the Company incurred audit fees of $273,700 for audit services performed by Deloitte & Touche LLP.


All Other Fees. In Fiscal 2001, the Company incurred $39,500 for non-audit services performed by Deloitte & Touche LLP. The Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP. In Fiscal 2001, the Company incurred $0 for financial information systems design and implementation.


                                 PROPOSAL NO. 2

                     APPROVAL OF THE 2001 STOCK OPTION PLAN


On October 11, 2000, the Board of Directors adopted the Actrade Financial Technologies Ltd. 2001 Stock Option Plan (the "Stock Plan"), subject to shareholder approval. A total of 5,000,000 shares were reserved for issuance thereunder. Our board of directors believes that in order to continue to attract, motivate and retain highly qualified employees, directors, consultants and other professional advisors (collectively the "Recipient") and to provide them with adequate incentive through their proprietary interest in the company, it is necessary to provide a stock option plan. As of November 19, 2001, eligible options to purchase 3,286,276 shares of Company common stock have been granted pursuant to the Stock Plan.


VOTE REQUIRED Approval of the Stock Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN.

The following is a summary of our 2001 Stock Option Plan, as adopted by our board of directors. This summary is not intended to be complete, and is qualified in its entirety by reference to its full text, a copy of which is attached as Appendix A to this proxy statement.

General

The purpose of the Actrade Financial Technologies Ltd. 2001 Stock Option Plan (the "Stock Plan") is to attract, retain and motivate employees, directors, consultants and other professional advisors of the Company by giving them the opportunity to acquire stock ownership through the issuance of options to purchase shares of Common Stock of the Company.

Administration

The Stock Plan shall be administered by the Plan Committee which shall be established by the Board, which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall include a minimum of two non-employee directors of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Exchange Act. The Plan Committee shall determine the meaning and application of the provisions of the Plan and shall establish such rules and regulations as it deems necessary for the proper administration of the Plan. The Plan Administrator from time to time at its discretion makes determinations with respect to the persons who shall be granted Options, as well as the amount and timing of such Options, under the Stock Plan.

Shares Subject to Plan


There shall be reserved for issuance upon the exercise of Options granted under the Plan 5,000,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. As of November 19, 2001, of the total shares available under the 2001 Stock Plan, eligible options to purchase 3,286,276 shares were granted and 1,713,724 shares were available for future grants, for a combined total of 5,000,000 shares which is the maximum number of shares that may be issued under the Stock Plan. To the extent that an Option expires or is otherwise terminated without being exercised, the Shares subject to such Option shall again be available for issuance in connection with future awards granted under the Plan.


Eligibility

Employees and directors of the Company and its subsidiaries may be granted options to purchase shares of the Company's Common Stock in the form of incentive stock options ("Incentive Stock Options") qualified as such under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and/or Non-Qualified Stock Options (as defined therein) under the Stock Plan. In addition, consultants and other professional advisors of the Company and its subsidiaries shall be eligible for the grant of Non-Qualified Stock Options only.

Terms of Options

Each Option granted under the Plan shall be evidenced by an Option Agreement between the person to whom such Option is granted and the Company. Such Option Agreement shall provide that the Option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:


Exercise Price. The Plan Committee shall determine the price to be paid for each Share upon the exercise of an Option at the date the Option is granted but it shall not be less than the Fair Market Value of the Shares on such date. The Fair Market Value is defined as the closing price for the Company's common stock as quoted on the NASDAQ National Market, or the closing bid if no sales were reported, for the last market trading day prior to the date of determination. On November 19, 2001, the closing price of Company's common stock on the NASDAQ National Market was $29.79 per share. The exercise price for the Shares must be paid in full at the time of exercise. The Plan Committee may provide that such payment be made at the election of the holder of the Option, in whole or in part, either in cash or by delivery of Shares in transferable form, such Shares to be valued for such purpose at Fair Market Value on the Exercise Date.


Exercise of Option. Options granted under the Stock Plan may become exercisable ("vest") in cumulative increments as determined by the Plan Committee.

Term of Option. The Plan Committee determines the term of an Option at the time the Option is granted, but the maximum term of options under the Stock Plan is ten (10) years after the Grant Date. The Stock Plan provides for earlier termination of an Option due to termination of the Recipient's employment or other relationship with the Company:

     (a) DISABILITY. If a Recipient becomes permanently and totally disabled while employed by the Company, such Recipient shall continue to be treated as an active employee of the Company and Options may be exercised by him within such period as shall then remain under the original term of the Options.
     (b) DEATH. If a Recipient dies while employed by the Company, the Recipient's Options shall become fully vested and may be exercised by the Recipient's personal representative or by the person entitled thereto under his will or the laws of intestate succession within such period after the date of his death (not to exceed twelve (12) months) as the Plan Committee shall prescribe in his Option Agreement.
     (c) RETIREMENT. Upon the Retirement of a Recipient, Options may be exercised by him within such period as shall then remain under the original term of the Options.
     (d) TERMINATION OF EMPLOYMENT WITH CAUSE. If a Recipient ceases to be employed by, or to be a consultant, director or professional advisor of, the Company for Cause (as defined in the 2001 Stock Plan), Options held at the date of such termination (to the extent exercisable at such date of termination) may be exercised by the Recipient within such period after the date of his termination (not to exceed two (2) months) as the Plan Committee shall prescribe in his Option Agreement.
     (e) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. If a Recipient ceases to be employed by, or to be a consultant, director or professional advisor of the Company for a reason other than as provided in (a), (b) or (c) above, Options held at the date of such termination shall become fully vested and may be exercised, in whole or in part, by him within such period after the date of his termination (not to exceed one (1) year) as the Plan Committee shall prescribe in his Option Agreement.

Change in Control. In the event of any stock dividend, split-ups, consolidations, recapitalization, reorganizations or like events (as determined by the Plan Committee), appropriate adjustments will be made in the number of Shares subject to the Stock Plan and in the number of Shares and the Exercise Price specified in any Option Agreement with respect to any unpurchased Shares. In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, or a sale of over 80% of the assets of the Company, the Plan Committee, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Recipient of the amount by which any cash and the Fair Market Value of any other property which the Recipient would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, or sale exceeds the Exercise Price of the Option. In the event of a merger or consolidation in which the Company is not the surviving corporation, the continuing or surviving corporation may assume the obligations under all outstanding Options.

Restrictions on Transfer

Options granted under the Stock Plan may not be transferred except by will or by the laws of descent and distribution of the state or country of the Recipient's domicile at the time of death.

Amendment and Termination

The Board of Directors or the Plan Committee may amend, suspend or terminate the Stock Plan, except that no amendment, suspension or termination may adversely affect the rights of a Recipient under an Option already granted. The Stock Plan will be in effect until January 1, 2011, unless the Board of Directors terminates the Stock Plan at an earlier date. To the extent necessary to comply with the Exchange Act, the Company will obtain shareholder approval with respect to the Plan or any type of Plan amendment.

Federal Income Tax Consequences

Incentive Stock Options. A Recipient who is granted an incentive stock option does not recognize taxable income at the time the option is granted or on its exercise, although the difference between the exercise price and the market value on exercise is an adjustment item for alternative minimum tax purposes and may subject the Recipient to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 20%. If the above holding periods are not satisfied, the Recipient recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, Company is entitled to a deduction in the same amount as and at the time the Recipient recognizes ordinary income.

Non-statutory Stock Options. Recipient does not recognize any taxable income at the time he or she is granted a non-statutory stock option. Upon exercise, the Recipient recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Company is subject to tax withholding by Company. On a disposition of such shares by the Recipient, any difference between the sale price and the Recipient's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20% (lower rates may apply depending on when the stock is acquired and the applicable income tax bracket of the taxpayer). Unless limited by Section 162(m) of the Code, Company is entitled to a deduction in the same amount as and at the time Recipient recognizes ordinary income.

The foregoing information is provided by the Board of Directors of the Company

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owner (1) (2)                # of shares (2) (3)     Percentage (3)
------------------------                -------------------     --------------
Amos Aharoni  (4)                           3,588,541              31.55%
Alexander C. Stonkus                          391,595               3.72%
Joseph D'Alessandris                           60,000                (3)
Elizabeth Melnik                               24,583                (3)
John Woerner                                   16,533                (3)
Harry Friedman                                 21,696                (3)
Robert Furstner                                33,166                (3)
Alex W. Hart                                    7,500                (3)
Oak Ridge Investments LLC                     530,378                5.2%
Richland SA                                   523,910                5.2%
Officers and Directors as a Group
(8 persons)                                 4,143,614              34.88%


-------------------------------------------------------------------------------

1. The business address for all officers and directors is in care of the Company at 7 Penn Plaza, Suite 422, New York, NY 10001. The business address for Oak Ridge Investments LLC is 10 S LaSalle Street, Ste. 1050, Chicago, IL 60603. The business address for Richland SA is 72 Weizman Street, 62308, Tel Aviv, Israel.
2. The number of shares includes the following common stock purchase warrants which are currently or will shortly be exercisable and shares not solely and/or directly owned by the holder but in which the holder should be deemed a beneficial owner due to joint ownership or ownership by a family member, retirement plan, or other related party:


                                                                       Stock not solely
                                              Warrants                 or directly owned
         Amos Aharoni (3)(4)                 1,242,892                        5,000(3)
         Alexander C. Stonkus                  391,595                          --
         Joseph P. D'Alessandris                60,000                          --
         Elizabeth Melnik                        8,083                       16,500
         John Woerner                            5,583                        9,150
         Robert Furstner                        17,500                        6,000
         Harry Friedman                         12,615                        2,500
         Alex W. Hart                            7,500                          --


3. Percentages are based upon 10,143,216 shares issued and outstanding at November 19, 2001. Individual calculations of number of shares and percentages include the effect of the possible exercise of the owner(s)' warrants that are (or will shortly be) exercisable but exclude the effect of the possible exercise of outstanding warrants by other holders. Percentages less than 1% have been omitted.

4. Mr. Amos Aharoni controls the business of and is the sole officer and director of NTS Corporation, which is the Company's principal shareholder. By reason of his position with NTS Corp., Mr. Aharoni may be deemed to have a beneficial interest in the Shares owned by NTS Corporation. Mr. Aharoni owns no Shares apart from those owned by NTS Corporation. Warrants attributed to Mr. Aharoni include those issued to High Sunset (see "Executive Compensation", Note 2).

Compliance with Section 16(a) of the Securities Exchange Act of 1934, as amended.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, as well as persons who own more than 10% of a registered class of the Company's equity securities (the "Reporting Person"), to file reports of initial beneficial ownership and changes in beneficial ownership with the SEC. Such Reporting Persons are also required by SEC regulations to furnish the Company with copies of all such reports that they file.

The Company has been registered pursuant to Section 12 of the Securities Exchange Act of 1934 since September 23, 1990 and, by reason thereof, all officers, directors and 10% or more shareholders of the Company became obligated to file Forms 3, 4 and 5, describing the ownership of securities in the Company and any changes thereto, as they may apply, since that date. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations made to the Company, no other reports were required, during and with respect to the fiscal year ended June 30, 2001 and all Reporting Persons have complied with all filing requirements applicable to them.

                             Executive Compensation

The following Summary Compensation table sets forth information relating to remuneration received by executive officers and for the last three fiscal years, as well as indicating the compensation agreements for fiscal 2001:

                                              Annual Compensation (1)          Long-term Compensation
Name and Principal Position                Year         Salary     Bonus         Restricted Stock Awards
---------------------------                ----         ------     -----         -----------------------
Amos Aharoni, Chairman (2)                 2001       $160,000                       718,592 Warrants
                                           2000       $200,000                      1,217,591 Warrants
                                           1999       $146,000                       386,671 Warrants

Alexander C. Stonkus, CEO (3)              2001       $174,485                       121,595 Warrants
                                           2000       $178,522                       227,500 Warrants
                                           1999       $111,000     $55,000           42,500 Warrants

Joseph P. D'Alessandris, CFO (4)           2001       $144,396                       40,000 Warrants
                                           2000       $125,000                       20,000 Warrants


1. The Company has varying compensation arrangements with its executive officers. Amounts listed as salary includes both base salary and earned commissions, but not annual bonus amounts, if any, which are listed separately under the 'bonus' column. None of the named officers had other compensation in excess of 10% of their salary plus bonus. Other than plans available to employees generally, the Company has no retirement, pension, profit sharing, insurance or medical reimbursement plan covering its officers or directors.

2. Mr. Aharoni is employed by the Company through a personal services corporation, High Sunset Corp. During the first half of fiscal 2001, Actrade paid an annual salary of $200,000 per year. On January 1, 2001, the employment agreement was amended such that Actrade continues to pay at an annual rate of $80,000 per year. Warrants attributed to Mr. Aharoni include 716,092 options granted to High Sunset. Mr. Aharoni was also issued 2500 warrants as compensation for his services as Director of the Company.

3. Under his current employment agreement, commencing July 1, 2001 Mr. Stonkus receives a base salary of $225,000 per year. In the event the Company terminates his employment prior to the original term of his agreement, Mr. Stonkus is entitled to six months' salary from the date of such termination, but in no event beyond the original term of his agreement.

4. The Company has employed Mr. D'Alessandris since September 1999. Under his current employment agreement, he receives a base salary of $160,000 per year. In the event the Company terminates his employment, Mr. D'Alessandris is entitled to three months' salary.

Members of the Board of Directors receive no cash compensation for their service as directors. However, all outside directors are granted 5,000 options per year and outside directors who are members of the audit committee are granted an additional 2,500 stock options per year. All inside directors are granted 2,500 options per year. All stock options granted to officers and directors are exercisable at a price at or above the market price of the underlying stock on the date the options were granted.

The following options were granted during fiscal 2001 to the executives named in the Summary Compensation Table above:

                       OPTIONS GRANTED DURING FISCAL 2001

                                        % of Total
                                     Options Granted                                         Hypothetical
                      Number of      to Employees in    Exercise Price                      Value at Grant
      Name         Options Granted     Fiscal Year        ($/Share)      Expiration Date         Date
      ----
Amos
Aharoni (3)            718,592            30.53%            $19.21           FY 2006          $6,306,000
Alexander C.
Stonkus                  2,500             0.11%            $22.20           FY 2005             $29,000
Joseph P.
D'Alessandris           40,000             1.70%            $16.35           FY 2005            $338,000


Hypothetical value at grant date was calculated using a Black Scholes model, with assumptions consistent with the computations made to calculate stock compensation in the Company's Annual Report on Form 10-K.

For the executives named in the Summary Compensation Table above, the table below lists information about option exercises and outstanding unexercised options as at and for the year ended June 30, 2001:



               AGGREGATED OPTION EXERCISES DURING FISCAL 2001 AND
                                       AND
                         OPTION VALUES ON JUNE 30, 2001

                                                               Number of Unexercised Options   Value of Unexercised
                                                                       June 30, 2001           In-the-Money Options June 30,
                                                                                               2001
Name                           Number of      Value
                               Shares         Realized Upon
                               Acquired       Exercise
                               Upon
                               Exercise of
                               Options                        Exercisable     Unexercisable    Exercisable    Unexercisable
                                                              -----------     -------------    -----------    -------------
Amos Aharoni                     1,050,809     $30,810,841      1,333,837              0        $9,583,788            $0
Alexander C. Stonkus                32,500        $764,389        391,595              0        $4,126,591            $0
Joseph P. D'Alessandris                                            60,000              0          $489,500            $0


The value of unexercised "In-the-Money" options represents the number of unexercised options multiplied by the difference between the market value of the stock on June 30, 2001 and the option exercise price.

                                 REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors of the Company is composed of three independent directors, as required by NASDAQ listing standards.
The members of the Audit Committee are Mr. Friedman, Mr. Furstner and Mr. Hart. The Audit Committee operates under a written charter adopted by the Board of Directors, attached to Fiscal 2000 Proxy Statement as Appendix 1.

Management is responsible for the Company's financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee the Company's financial reporting process on behalf of the Board of Directors.

Accordingly, the Audit Committee has reviewed and discussed the consolidated financial statements of the Company and its subsidiaries with Company management and Deloitte & Touche LLP, the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, which includes, among other items, matters relating to the conduct of an audit of the Company's financial statements.

The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and has discussed with Deloitte & Touche LLP their independence from the Company. The Audit Committee further considered whether the provision by Deloitte & Touche LLP of the non-audit services described elsewhere in this proxy statement is compatible with maintaining the auditors' independence.

Based on the review and discussions with management of the Company and Deloitte & Touche LLP referred to above, and the disclosures by Deloitte & Touche LLP, the Audit Committee has recommended to the Board of Directors that the Company publish the consolidated financial statements of the Company and subsidiaries for the fiscal year ended June 30, 2001 in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 and in the Company's 2001 Annual Report to Shareholders.

                                        THE AUDIT COMMITTEE
                                        Chairman Harry Friedman, Robert Furstner and Alex W. (Pete) Hart

                                Performance Graph

The following graph compares the cumulative total shareholder returns through June 30, 2001 (assuming reinvestment of dividends) on $100 invested on July 1, 1996 in the Company's Common Stock, the NASDAQ Composite Index and the NASDAQ Financial Stock Index. The stock price performance shown on the graph below reflects historical data provided by the National Association of Securities Dealers, Inc. and is not necessarily indicative of future price performance.

                                    [CHART]

                 Comparison of Five Year Cumulative Total Returns

                            NASDAQ                                   NASDAQ Fin.
              NASDAQ Composite     Total Return      NASDAQ Financial       Total Return
Jun-96              1185.02               100                1063.19                   100
Jul-96              1080.59             91.19                1044.12                 98.21
Aug-96               1141.5             96.33                1112.09                104.60
Sep-96              1226.92            103.54                1162.14                109.31
Oct-96              1221.51            103.08                1209.18                113.73
Nov-96              1292.61            109.08                1301.75                122.44
Dec-96              1291.03            108.95                1301.78                122.44
Jan-97             1,379.85            116.44               1,360.28                127.94
Feb-97             1,309.00            110.46               1,429.73                134.48
Mar-97             1,221.70            103.10               1,353.09                127.27
Apr-97             1,260.76            106.39               1,386.33                130.39
May-97             1,400.32            118.17               1,479.90                139.19
Jun-97             1,442.07            121.69               1,578.16                148.44
Jul-97             1,593.81            134.50               1,709.68                160.81
Aug-97             1,587.32            133.95               1,680.52                158.06
Sep-97             1,685.69            142.25               1,841.25                173.18
Oct-97             1,593.61            134.48               1,822.37                171.41
Nov-97             1,600.55            135.07               1,880.72                176.89
Dec-97             1,570.35            132.52               2,039.86                191.86
Jan-98             1,619.36            136.65               1,937.52                182.24
Feb-98             1,770.51            149.41               2,051.39                192.95
Mar-98             1,835.68            154.91               2,133.72                200.69
Apr-98             1,868.41            157.67               2,145.46                201.79
May-98             1,778.87            150.11               2,054.69                193.26
Jun-98             1,894.74            159.89               2,057.53                193.52
Jul-98             1,872.39            158.00               1,992.57                187.41
Aug-98             1,499.25            126.52               1,603.11                150.78
Sep-98             1,693.84            142.94               1,697.65                159.68
Oct-98             1,771.39            149.48               1,845.07                173.54
Nov-98             1,949.54            164.52               1,905.61                179.24
Dec-98             2,192.69            185.03               1,983.38                186.55
Jan-99             2,505.89            211.46               1,955.28                183.91
Feb-99             2,288.03            193.08               1,907.22                179.39
Mar-99             2,461.40            207.71               1,915.83                180.20
Apr-99             2,542.85            214.58               2,167.54                203.87
May-99             2,419.15            204.14               2,027.52                190.70
Jun-99             2,686.12            226.67               2,071.85                194.87
Jul-99             2,638.49            222.65               1,935.59                182.05
Aug-99             2,739.35            231.16               1,818.02                171.00
Sep-99             2,746.16            231.74               1,736.03                163.29
Oct-99             2,966.43            250.33               1,877.27                176.57
Nov-99             3,336.16            281.53               1,872.48                176.12
Dec-99             4,069.31            343.40               1,805.65                169.83
Jan-00             3,940.35            332.51               1,660.75                156.20
Feb-00             4,696.69            396.34               1,540.32                144.88
Mar-00             4,572.83            385.89               1,703.13                160.19
Apr-00             3,860.66            325.79               1,602.28                150.70
May-00             3,400.91            286.99               1,633.97                153.69
Jun-00             3,966.11            334.69               1,548.98                145.69
Jul-00             3,766.99            317.88               1,620.62                152.43
Aug-00             4,206.35            354.96               1,777.69                167.20
Sep-00             3,672.82            309.94               1,882.23                177.04
Oct-00             3,369.63            284.35               1,855.16                174.49
Nov-00             2,597.93            219.23               1,803.40                169.62
Dec-00             2,470.52            208.48               2,004.41                188.53
Jan-01             2,772.73            233.98               1,975.43                185.80
Feb-01             2,151.83            181.59               1,913.77                180.00
Mar-01             1,840.26            155.29               1,848.30                173.84
Apr-01             2,116.24            178.58               1,926.17                181.17
May-01             2,110.49            178.10               1,990.06                187.18
Jun-01             2,160.54            182.32               2,070.71                194.76


                   NASDAQ          NASDAQ Fin.      ACRT
                   Total Return    Total Return     Total Return
     Jun-96         $100.00          $100.00          $100.00
     Jul-96          $91.19           $98.21          $110.81
     Aug-96          $96.33          $104.60          $114.88
     Sep-96         $103.54          $109.31          $135.14
     Oct-96         $103.08          $113.73          $137.84
     Nov-96         $109.08          $122.44          $148.65
     Dec-96         $108.95          $122.44          $163.52
     Jan-97         $116.44          $127.94          $224.32
     Feb-97         $110.46          $134.48          $240.54
     Mar-97         $103.10          $127.27          $262.16
     Apr-97         $106.39          $130.39          $298.66
     May-97         $118.17          $139.19          $310.81
     Jun-97         $121.69          $148.44          $300.00
     Jul-97         $134.50          $160.81          $355.42
     Aug-97         $133.95          $158.06          $372.97
     Sep-97         $142.25          $173.18          $439.20
     Oct-97         $134.48          $171.41          $524.32
     Nov-97         $135.07          $176.89          $620.28
     Dec-97         $132.52          $191.86          $577.04
     Jan-98         $136.65          $182.24          $481.08
     Feb-98         $149.41          $192.95          $252.71
     Mar-98         $154.91          $200.69          $301.36
     Apr-98         $157.67          $201.79          $332.43
     May-98         $150.11          $193.26          $318.92
     Jun-98         $159.89          $193.52          $329.73
     Jul-98         $158.00          $187.41          $335.14
     Aug-98         $126.52          $150.78          $256.76
     Sep-98         $142.94          $159.68          $310.81
     Oct-98         $149.48          $173.54          $302.70
     Nov-98         $164.52          $179.24          $275.68
     Dec-98         $185.03          $186.55          $305.41
     Jan-99         $211.46          $183.91          $305.41
     Feb-99         $193.08          $179.39          $309.47
     Mar-99         $207.71          $180.20          $235.14
     Apr-99         $214.58          $203.87          $270.27
     May-99         $204.14          $190.70          $281.08
     Jun-99         $226.67          $194.87          $277.04
     Jul-99         $222.65          $182.05          $277.04
     Aug-99         $231.16          $171.00          $286.49
     Sep-99         $231.74          $163.29          $289.19
     Oct-99         $250.33          $176.57          $390.55
     Nov-99         $281.53          $176.12          $383.78
     Dec-99         $343.40          $169.83          $322.98
     Jan-00         $332.51          $156.20          $413.51
     Feb-00         $396.34          $144.88          $343.24
     Mar-00         $385.89          $160.19          $348.65
     Apr-00         $325.79          $150.70          $294.59
     May-00         $286.99          $153.69          $328.39
     Jun-00         $334.69          $145.69          $443.24
     Jul-00         $317.88          $152.43          $464.86
     Aug-00         $354.96          $167.20          $743.24
     Sep-00         $309.94          $177.04          $650.01
     Oct-00         $284.35          $174.49          $505.41
     Nov-00         $219.23          $169.62          $439.20
     Dec-00         $208.48          $188.53          $477.04
     Jan-01         $233.98          $185.80          $677.04
     Feb-01         $181.59          $180.00          $537.84
     Mar-01         $155.29          $173.84          $495.96
     Apr-01         $178.58          $181.17          $693.41
     May-01         $178.10          $187.18          $861.84
     Jun-01         $182.32          $194.76          $511.14

                                    AUDITORS

Representatives of Deloitte & Touche LLP, independent auditors for the Company for fiscal 2001 and the current fiscal year, will be present at the annual meeting and will have an opportunity to make a statement, and be available to respond to appropriate questions.


                                  OTHER MATTERS

The Board of Directors knows of no other matters, which will be presented at the Annual Meeting other than as set forth above. To be considered for presentation to the Annual Meeting of Shareholders for fiscal 2002, a stockholder proposal must be received by the Company at its principal executive offices, 7 Penn Plaza, Suite 422, New York, NY 10001, on or before July 31, 2002.


Copies of the Company's Annual Report for the fiscal year ended June 30, 2001 and Form 10-Q for the quarter ended September 30, 2001 shall be mailed to the Company's shareholders as of the Record Date on or about December 7, 2001. Additional copies may be obtained by any shareholder by written request addressed to Mr. David Askin, Investor Relations, at Actrade Financial Technologies Ltd., 200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873.


By Order of the Board of Directors,


/s/Alexander C. Stonkus,
Chief Executive Officer                               Dated: December 3, 2001

                                                                      APPENDIX A

                       ACTRADE FINANCIAL TECHNOLOGIES LTD.

                             2001 STOCK OPTION PLAN

1. PURPOSE OF PLAN. The purpose of the Actrade Financial Technologies Ltd. 2001 Stock Option Plan (the "Plan") is to attract, retain and motivate employees, directors, consultants and other professional advisors (collectively the "Recipients") of Actrade Financial Technologies Ltd. (sometimes referred to as the "Parent") and its subsidiaries (hereinafter collectively, the "Company") by giving them the opportunity to acquire stock ownership in the Parent through the issuance of options to purchase shares of Common Stock of the Parent (the "Options").

2. EFFECTIVE DATE AND TERM OF PLAN. The Effective Date of the Plan shall be January 1, 2001, subject to the approval of the Plan by the Parent's shareholders within 12 months of such date. The Plan shall terminate on January 1, 2011 unless terminated earlier by the Board.

3. ADMINISTRATION. The Plan shall be administered by the Plan Committee which shall be established by the Board, which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall include a minimum of two non-employee directors of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Exchange Act. The Plan Committee shall determine the meaning and application of the provisions of the Plan and shall establish such rules and regulations, as it deems necessary for the proper administration of the Plan. The Plan Committee's decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

     (a)  The Recipients of the Options;
     (b)  The Options to be granted to each person;
     (c) The price to be paid for the Shares upon the exercise of each Option (the "Exercise Price"), subject only to the restriction that the Exercise Price shall not be less than the Fair Market Value of the Shares on the date an Option is granted;
     (d) The period within which each Option shall be exercised and, with the consent of the Parent, any extensions of such period (provided, however, that the original exercise period and all extensions thereof shall not exceed the maximum exercise period permitted under the
          Plan);
     (e) The terms and conditions of each Option Agreement entered into between the Parent and Recipients and of any amendments thereto (provided that the Parent consents to each such amendment).
     (f) The Plan Committee has the right to determine vesting of the Options, subject to the following, which shall apply only to all outstanding Options previously issued by the Company prior to the Effective Date of this Plan:
          (1) 50% of the Options granted in an Option Agreement shall be exercisable into freely tradable registered Shares after one (1) year from the Grant Date;
          (2) the remaining 50% balance of the Options granted in that same Option Agreement shall be exercisable into freely tradable registered Shares after two (2) years from the Grant Date;
          (3)  however, in the event that the Recipient, or any transferee or assignee of the Recipient, shall cease to be an employee,
               director, consultant or professional advisor to the Company, then all vesting of an Option shall immediately terminate.

          4. ELIGIBILITY. Subject to the terms and conditions of the Plan, the Plan Committee may, from time to time, designate one or more Recipients to receive grants of Options under the Plan. In making its determinations, the Plan Committee shall consider the nature of the services rendered by such individuals, their past, present and expected future contributions to the Company, and such other factors as the Plan Committee, in its sole and absolute discretion, shall determine.

          5. SHARES SUBJECT TO PLAN. There shall be reserved for issuance upon the exercise of Options granted under the Plan 5,000,000 Shares. Such Shares may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. To the extent that an Option expires or is otherwise terminated without being exercised, the Shares subject to such Option shall again be available for issuance in connection with future awards granted under the Plan.

          6.   GRANT AND TERMS OF OPTIONS.

               (a) OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options. Options may be granted to any Recipients who provide substantial services to the Company. Each Option granted under the Plan shall be evidenced by an Option Agreement between the person to whom such Option is granted and the Company. Such Option Agreement shall provide that the Option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:


                    (1) EXERCISE PRICE. The price to be paid for each Share upon the exercise of an Option shall be determined by the Plan Committee at the date the Option is granted and shall not be less than the Fair Market Value of the Shares on such date.
                    (2) OPTION TERM. The term of an Option shall be determined by the Plan Committee at the time the Option is granted, but in no event shall an Option be exercisable more than ten (10) years after the Grant Date.
                    (3) PAYMENT FOR SHARES. The Exercise Price for Shares purchased upon exercise of an Option shall be paid in full at the time of purchase. The Plan Committee may provide that the Exercise Price be payable at the election of the holder of the Option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Shares in transferable form, such Shares to be valued for such purpose at Fair Market Value on the Exercise Date. No Share shall be issued until full payment therefor has been made, and no Recipient shall have any rights as an owner of Shares until the date of issuance to him or her of the stock certificate evidencing such Share.
                    (4) CONVERSION OF OPTIONS AND WARRANTS. The outstanding options and warrants of the Company issued to persons eligible to be a Recipient under the Plan shall be exchanged for Options under the Plan which shall provide that the Options shall have been and shall be deemed to be issued as of the dates of issuance or grant of the specific outstanding option or warrant, but otherwise shall be subject to all the terms and conditions of the Plan.

7. NONTRANSFERABILITY. The Options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the Recipient's domicile at the time of death (or with the consent of the Company at anytime after the first year following the Grant Date).

8. TERMINATION OF RELATIONSHIP. Upon termination of the Recipient's employment or other relationship with the Company, the rights to exercise Options then held by the Recipient shall be only as follows (in no case do the time periods referred to below extend the term specified in any Option):

     (a) DISABILITY. If a Recipient becomes permanently and totally disabled while employed by the Company, such Recipient shall continue to be treated as an active employee of the Company and Options may be exercised by him within such period as shall then remain under the original term of the Options.

     (b) DEATH. If a Recipient dies while employed by the Company, the Recipient's Options shall become fully vested and may be exercised by the Recipient's personal representative or by the person entitled thereto under his will or the laws of intestate succession within such period after the date of his death (not to exceed twelve (12) months) as the Plan Committee shall prescribe in his Option Agreement.

     (c) RETIREMENT. Upon the Retirement of a Recipient, Options may be exercised by him within such period as shall then remain under the original term of the Options.

     (d) TERMINATION OF EMPLOYMENT WITH CAUSE. If a Recipient ceases to be employed by, or to be a consultant, director or professional advisor of, the Company for Cause, Options held at the date of such termination (to the extent exercisable at such date of termination) may be exercised by the Recipient within such period after the date of his termination (not to exceed two (2) months) as the Plan Committee shall prescribe in his Option Agreement.

     (e) TERMINATION OF EMPLOYMENT WITHOUT CAUSE. If a Recipient ceases to be employed by, or to be a consultant, director or professional advisor of the Company for a reason other than as provided in (a), (b) or (c) above, Options held at the date of such termination shall become fully vested and may be exercised, in whole or in part, by him within such period after the date of his termination (not to exceed one (1) year) as the Plan Committee shall prescribe in his Option Agreement.

9.   CHANGES IN CONTROL.

     (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Shares by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of Shares reserved under the Plan, in the number of Shares set forth in Section 5 hereof, and in the number of Shares and the Exercise Price specified in any Option Agreement with respect to any unpurchased Shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any Options to purchase fractional Shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all Recipients of any adjustment pursuant to this Section.

     (b) DISSOLUTION, MERGER, SALE OR LIQUIDATION. In the event of a dissolution or liquidation of the Parent, a merger or consolidation in which the Parent is not the surviving corporation, or a sale of over 80% of the assets of the Parent, the Plan Committee, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Recipient of the amount by which any cash and the Fair Market Value of any other property which the Recipient would have received as consideration for the Shares covered by the

          Option if the Option had been exercised before such liquidation, dissolution, merger, or sale exceeds the Exercise Price of the Option.

     (c) SUCCESSOR CORPORATION. In the event of a merger or consolidation in which the Parent is not the surviving corporation, the continuing or surviving corporation may assume the obligations under all outstanding Options.

10. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any Option granted hereunder shall confer upon any Recipient any right to continue in the employ of the Company or to continue to perform services for the Company, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, consultant or other professional advisor at any time for any reason whatsoever, with or without Cause.

11. SECURITIES LAW REQUIREMENTS; REGISTRATION AND OTHER LEGAL COMPLIANCE. No Shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable state and/or federal securities laws and regulations. The Plan Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Plan Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws and regulations. Certificates for Shares of Common Stock delivered under the Plan may be subject to such stock transfer orders and such other restrictions as the Plan Committee may deem advisable under the rules, regulations or other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable state or federal securities law. In addition, if, at any time specified herein (or in any Option Agreement or otherwise) for (a) the granting of any Option, or the making of any determination, (b) the issuance or other distribution of Common Stock, or (c) the payment of amounts to or through a Recipient with respect to any Option, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Recipient (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such Shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

12. TAX WITHHOLDING. Unless the Plan Committee permits otherwise, the Recipient shall pay the Company in cash, promptly when the amount of such obligations becomes determinable (the "Tax Date"), all applicable local, state and federal taxes required by law to be withheld with respect to (i) the exercise of any Option or (ii) the transfer or other disposition of Shares acquired upon exercise of any Option. To the extent authorized by the Plan Committee in its absolute discretion, a Recipient may make an election to
     (x) deliver to the Company an interest-bearing, full recourse promissory note of the Recipient, (y) have Shares or other securities of the Company withheld by the Company, or (z) tender Shares to the Company to pay the amount of tax that the Plan Committee in its absolute discretion determines to be required to be withheld by the Company, subject to the following limitations: (i) such election shall be irrevocable; and (ii) such election shall be subject to the approval of the Plan Committee. Any Shares so withheld or tendered shall be valued by the Company at their Fair Market Value on the Tax Date.

13. AMENDMENT. The Board or the Plan Committee may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the rights of any person under any outstanding Options without such person's consent; provided, however, that if the Code or any other applicable statute, rule or regulation, including, but not limited to, those under the Exchange Act, requires shareholder approval with respect to the Plan or any type of Plan amendment, then to the extent so required, shareholder approval shall be obtained.

14. TERMINATION. This Plan shall terminate automatically ten (10) years after its adoption by the Board, unless terminated earlier by resolution of the Board or upon consummation of the disposition of capital stock or assets of the Parent, as described in Section 9(b). No Options shall be granted after termination of this Plan, but the termination of the Plan shall not affect the validity of any Option outstanding at the date of such termination.

15. OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written agreement ("Option Agreement") executed by the Company and accepted by the Recipient, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) may contain the agreement of the Recipient to remain in the employ of, and/or to render services to, the Company or the Parent or a Subsidiary for a period of time to be determined by the Plan Committee, and (iii) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

16. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the Code and the laws of the State of New York.

17. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

      (i) "Board" means the Board of Directors of the Company.
     (ii) "Cause" means (A) the conviction of a felony involving moral turpitude; or (B) gross neglect or willful gross misconduct resulting in serious economic harm to the Company, the Parent or the Subsidiaries.
    (iii) "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, and any successor statute.
     (iv) "Common Stock" means the Common Stock, $0.001 par value, per share.
      (v) "Company" means the Parent and its Subsidiaries.
     (vi) "Disability" means disability as defined in the Recipient's then effective employment agreement, or if Recipient is not then a party to an effective employment agreement with the Company which defines disability, "disability" means disability as determined by the Plan Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence hereof, at any time that the Company does not maintain a long-term disability plan, "disability" shall mean any physical or mental disability that is determined to be total and permanent by a physician selected in good faith by the Company.
    (vii) "Effective Date" has the meaning set forth in Section 2.
   (viii) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.
     (ix) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
          (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Plan Committee deems reliable;
          (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination; or
          (3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Committee.
    (x) "Grant Date" means the date of grant of any Option or any later date specified by the Plan Committee.
   (xi) "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.
  (xii) "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.
 (xiii)  "Option" has the meaning set forth in Section 1.
  (xiv) "Option Agreement" means the written option agreement covering an option as further defined in Section 15.
   (xv)  "Parent" means Actrade Financial Technologies Ltd.
  (xvi) "Plan" means the Actrade Financial Technologies Ltd. 2000 Stock Option Plan, as amended from time to time.
 (xvii) "Plan Committee" means the committee referred to in Section 3 as appointed by the Board.
(xviii)  "Qualified Domestic Relations Order" has the meaning set forth in
         Section 414 of the Code of Title I of the United States Employee Retirement Income Security Act, or the rules thereunder, and any successor statute or rule.
  (xix)  "Recipient" means the holder of an Option as defined in Section 1.
   (xx) "Retirement" means the voluntary retirement by the Recipient from active employment with the Company on or after the attainment of normal retirement age under the Company-sponsored pension or retirement plans, or any other age with the consent of the Board.
  (xxi)  "SEC" shall mean the United States Securities and Exchange Commission.
 (xxii)  "Shares" means the shares of Common Stock of the Parent.
(xxiii)  "Subsidiary" has the meaning set forth in Section 425 of the Code.
 (xxiv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable.

                                   Appendix 1

[LOGO]
200 COTTONTAIL LANE
VANTAGE COURT SOUTH
SOMERSET, NJ 08873


VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote
Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Actrade Financial Technologies Ltd., c/o ADP, 51
Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ACTRADE  KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------
                                                                        DETACH AND RETURN THIS PORTION ONLY


                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FINANCIAL TECHNOLOGIES LTD.


The shares represented by this proxy
will be voted as directed by the
shareholder. If no direction is made,
this proxy will be voted for
proposals 1, 2 and 3.                          For Withhold For All   To withhold authority to vote, mark
                                                All   All   Except    "For All Except" and write the
                                                [ ]   [ ]    [ ]      nominee's number on the line below.

                                                                      -----------------------------------
1. Election of Directors
   01) Amos Aharoni, 2) Alexander C. Stonkus, 03) John Woerner,
   04) Elizabeth Melnik, 05) Robert Furstner, 06) Harry Friedman,
   07) Alex W. (Pete) Hart

Vote On Proposals                                                                               For   Against  Abstain

2. Approval of the 2001 Stock Option Plan                                                       [ ]      [ ]     [ ]

3. To transact such other matters as may properly come before the meeting or
any postponement or adjournments thereof.                                                       [ ]      [ ]     [ ]

YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT PROXIES BE
RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT
TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
POSTAGE PRE-PAID ENVELOPE.


------------------------     ------       ----------------------------------    ------
Signature (Joint Owners)     Date         Signature [PLEASE SIGN WITHIN BOX]    Date


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      ACTRADE FINANCIAL TECHNOLOGIES LTD.
           200 Cottontail Lane, Vantage Court South, Somerset, NJ 08873

                            ANNUAL MEETING OF STOCKHOLDERS
                                   JANUARY 15, 2002

The undersigned hereby appoints Robert Furstner and Harry Friedman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Actrade Financial Technologies Ltd. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Standard Time, on Tuesday, January 15, 2002, at 200 Cottontail Lane, Vantage Court South, Somerset NJ 08873, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 1, 2 AND 3.

   The Board of Directors has fixed the close of business on November 19, 2001 as the record date for determination of stockholders entitled to vote at the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of the Annual Meeting and to vote thereat, in person or by Proxy. Each share of Common Stock is entitled to one vote. The transfer books of the Company will not be closed. A list of shareholders entitled to vote at the Annual Meeting will be available to shareholders for any purpose germane to the Annual Meeting during ordinary business hours from November 19, 2001 to January 14, 2002. A Proxy Statement and form of Proxy are enclosed herewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE